                                                                   EXHIBIT 23.01

                         CONSENT OF INDEPENDENT AUDITORS

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 26, 1999, included in the annual report on Form 10-KSB of the Worldwide Entertainment & Sports Corp. for the year ended December 31, 1998 and to the reference to our firm under the caption "Experts" in the prospectus.


                                                   Friedman Alpren & Green LLP

New York, New York
February 18, 2000